Exhibit 99.1
Domo Announces Third Quarter Fiscal 2025 Financial Results

Silicon Slopes, Utah - December 5, 2024 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal third quarter ended October 31, 2024.

Fiscal Third Quarter Results
•Total revenue was $79.8 million
•Subscription revenue was $71.1 million
•Billings were $73.4 million
•Subscription Remaining Performance Obligations (RPO) was $354.1 million as of October 31, 2024, an increase of 3% year over year
•Subscription RPO expected to be recognized beyond twelve months was $145.9 million as of October 31, 2024, an increase of 14% year over year
•Net cash used in operating activities was $13.7 million
•Adjusted free cash flow was negative $13.8 million
•GAAP operating margin was negative 14%
•Non-GAAP operating margin was 3%
•GAAP net loss was $18.8 million, and GAAP net loss per share was $0.48, based on 38.8 million weighted-average shares outstanding
•Non-GAAP net loss was $3.2 million, and non-GAAP net loss per share was $0.08, based on 38.8 million weighted-average shares outstanding
•Cash and cash equivalents were $40.9 million as of October 31, 2024

“Our focus on ecosystem-led growth, consumption-based contracts and AI innovation is paying off with promising momentum, as we see more demand for Domo as an anchor technology in customers’ data stacks,” said Josh James, founder and CEO, Domo. “The data and AI landscape is evolving to create new market opportunities for Domo, and we feel confident we’re in the right position to capitalize on this moment.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was named a leader in Nucleus Research’s 2024 Embedded Analytics Technology Value Matrix for the fourth consecutive year.
•Domo ranked #1 in the 2024 Dresner Advisory Wisdom of Crowds® Analytical Platforms Report for the fourth consecutive year, and was ranked an “Overall Leader” in Dresner Advisory Services’ 2024 Wisdom of Crowds® Small and Midsize Enterprise (SME) Business Intelligence (BI) Market Study for the eighth consecutive year.
•Domo and Domo.AI were named a finalist in the Business Intelligence or Analytics category of the 2024 SaaS Awards.

•Domo was recognized as a Business Intelligence (BI) One to Watch in the Modern Marketing Data Stack 2025: How Leading Marketers Are Thriving In a World Redefined By AI, Privacy and Data Gravity executed and launched by Snowflake, the AI Data Cloud company.

Business Outlook
Based on information available as of December 5, 2024, Domo is providing the following guidance for its fourth quarter of fiscal 2025 and full year fiscal 2025:
Q4 Fiscal 2025
•Revenue is expected to be in the range of $77.5 million to $78.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.13 and $0.17 based on 39.3 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2025
•Revenue is expected to be in the range of $315.5 million to $316.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.60 and $0.64 based on 38.5 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2025 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13750075 following the completion of the conference call until 11:59 p.m. (ET) January 4, 2025.

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by AI, data science and a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, loss on extinguishment of debt, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan, purchases of property and equipment, and net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding competitive positions, our financial outlook for our fourth fiscal quarter, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 28, 2024 and the Quarterly Report on Form 10-Q for the quarter ended October 31, 2024 expected to be filed with the SEC on or about December 10, 2024. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
# # #

Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2023	2024	2023	2024
Revenue:
Subscription	$71,293	$71,113	$213,594	$214,144
Professional services and other	8,382	8,651	25,211	24,130
Total revenue	79,675	79,764	238,805	238,274
Cost of revenue:
Subscription (1)	11,523	13,334	33,588	39,410
Professional services and other (1)	7,253	6,627	22,847	21,389
Total cost of revenue	18,776	19,961	56,435	60,799
Gross profit	60,899	59,803	182,370	177,475

Operating expenses:
Sales and marketing (1), (3)	40,262	37,194	124,464	116,040
Research and development (1)	19,729	21,264	63,931	65,952
General and administrative (1), (2), (3)	12,130	12,429	35,509	42,504
Total operating expenses	72,121	70,887	223,904	224,496
Loss from operations	(11,222)	(11,084)	(41,534)	(47,021)

Other expense:
Loss on extinguishment of debt	—	(1,850)	—	(1,850)
Other expense, net (1), (4)	(4,930)	(5,622)	(14,549)	(14,805)
Total other expense	(4,930)	(7,472)	(14,549)	(16,655)
Loss before income taxes	(16,152)	(18,556)	(56,083)	(63,676)
Provision for income taxes	261	205	801	582
Net loss	$(16,413)	$(18,761)	$(56,884)	$(64,258)

Net loss per share (basic and diluted)	$(0.45)	$(0.48)	$(1.59)	$(1.68)
Weighted-average number of shares (basic and diluted)	36,310	38,832	35,812	38,243

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$670	$784	$1,958	$2,389
Professional services and other	359	295	1,311	942
Sales and marketing	6,364	4,754	19,260	15,238
Research and development	4,621	4,038	14,214	12,529
General and administrative	4,174	3,080	10,642	12,075
Other expense, net	181	210	516	603
Total stock-based compensation expenses	$16,369	$13,161	$47,901	$43,776

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$142	$60	$426

(3) Includes executive officer severance, as follows:
Sales and marketing	$—	$—	$443	$—
General and administrative	—	—	1,553	—
Total executive officer severance	$—	$—	$1,996	$—

(4) Includes remeasurement of warrant liability, as follows:
Other expense, net	$—	$455	$—	$33

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2024	2024
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$60,939	$40,925
Accounts receivable, net	67,197	57,177
Contract acquisition costs	16,006	15,288
Prepaid expenses and other current assets	9,602	7,083
Total current assets	153,744	120,473

Property and equipment, net	27,003	27,937
Right-of-use assets	11,746	10,108
Contract acquisition costs, noncurrent	19,542	17,420
Intangible assets, net	2,740	2,267
Goodwill	9,478	9,478
Other assets	1,407	2,528
Total assets	$225,660	$190,211

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,313	$8,403
Accrued expenses and other current liabilities	43,430	58,392
Lease liabilities	4,807	5,506
Current portion of deferred revenue	185,250	153,919
Total current liabilities	237,800	226,220

Lease liabilities, noncurrent	11,135	8,125
Deferred revenue, noncurrent	2,736	3,311
Other liabilities, noncurrent	14,001	8,151
Long-term debt	113,534	115,574
Total liabilities	379,206	361,381

Commitments and contingencies

Stockholders' deficit:
Common stock	37	39
Additional paid-in capital	1,252,200	1,298,596
Accumulated other comprehensive (loss) income	(180)	56
Accumulated deficit	(1,405,603)	(1,469,861)
Total stockholders' deficit	(153,546)	(171,170)
Total liabilities and stockholders' deficit	$225,660	$190,211

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2023	2024	2023	2024
Cash flows from operating activities
Net loss	$(16,413)	$(18,761)	$(56,884)	$(64,258)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,636	2,254	4,738	7,117
Non-cash lease expense	1,063	1,142	3,235	3,320
Amortization of contract acquisition costs	4,398	4,454	13,354	13,181
Stock-based compensation	16,369	13,161	47,901	43,776
Loss on extinguishment of debt	—	1,850	—	1,850
Remeasurement of warrant liability	—	456	—	33
Other, net	1,072	2,390	3,643	4,334
Changes in operating assets and liabilities:
Accounts receivable, net	(3,022)	(8,489)	23,750	10,020
Contract acquisition costs	(4,016)	(4,524)	(10,921)	(10,328)
Prepaid expenses and other assets	291	1,543	(173)	1,819
Accounts payable	998	(11,655)	(966)	(152)
Operating lease liabilities	(1,237)	(1,392)	(4,054)	(4,000)
Accrued and other liabilities	(608)	10,238	(3,361)	6,073
Deferred revenue	(4,856)	(6,368)	(23,124)	(30,756)
Net cash used in operating activities	(4,325)	(13,701)	(2,862)	(17,971)

Cash flows from investing activities
Purchases of property and equipment	(2,714)	(2,515)	(9,214)	(7,245)
Purchases of intangible assets	—	—	(26)	—
Net cash used in investing activities	(2,714)	(2,515)	(9,240)	(7,245)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	—	(402)	—	(402)
Proceeds from shares issued in connection with employee stock purchase plan	1,374	789	3,406	1,910
Shares repurchased for tax withholdings on vesting of restricted stock	—	(296)	—	(504)
Debt proceeds, net of issuance costs	—	52,758	—	52,758
Repayment of debt and related fees	—	(53,177)	—	(53,177)
Proceeds from short-term payable financing	—	6,190	—	8,972
Payments on short-term payable financing	—	(4,536)	—	(4,536)
Proceeds from exercise of stock options	62	—	65	—
Net cash provided by financing activities	1,436	1,326	3,471	5,021
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(862)	111	(482)	181
Net decrease in cash, cash equivalents, and restricted cash	(6,465)	(14,779)	(9,113)	(20,014)
Cash, cash equivalents, and restricted cash at beginning of period	63,852	55,704	66,500	60,939
Cash, cash equivalents, and restricted cash at end of period	$57,387	$40,925	$57,387	$40,925

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2023	2024	2023	2024
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,293	$71,113	$213,594	$214,144
Cost of revenue:
Subscription	11,523	13,334	33,588	39,410
Subscription gross profit on a GAAP basis	59,770	57,779	180,006	174,734
Subscription gross margin on a GAAP basis	84%	81%	84%	82%

Stock-based compensation	670	784	1,958	2,389
Subscription gross profit on a non-GAAP basis	$60,440	$58,563	$181,964	$177,123
Subscription gross margin on a non-GAAP basis	85%	82%	85%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$72,121	$70,887	$223,904	$224,496
Stock-based compensation	(15,159)	(11,872)	(44,116)	(39,842)
Amortization of certain intangible assets	(20)	(142)	(60)	(426)
Executive officer severance	—	—	(1,996)	—
Total operating expenses on a non-GAAP basis	$56,942	$58,873	$177,732	$184,228

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(11,222)	$(11,084)	$(41,534)	$(47,021)
Stock-based compensation	16,188	12,951	47,385	43,173
Amortization of certain intangible assets	20	142	60	426
Executive officer severance	—	—	1,996	—
Operating income (loss) on a non-GAAP basis	$4,986	$2,009	$7,907	$(3,422)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(14)%	(14)%	(17)%	(20)%
Stock-based compensation	20	17	19	19
Executive officer severance	—	—	1	—
Operating margin on a non-GAAP basis	6%	3%	3%	(1)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(16,413)	$(18,761)	$(56,884)	$(64,258)
Stock-based compensation	16,369	13,161	47,901	43,776
Amortization of certain intangible assets	20	142	60	426
Executive officer severance	—	—	1,996	—
Loss on extinguishment of debt	—	1,850	—	1,850
Remeasurement of warrant liability	—	455	—	33
Net loss on a non-GAAP basis	$(24)	$(3,153)	$(6,927)	$(18,173)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2023	2024	2023	2024
Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.45)	$(0.48)	$(1.59)	$(1.68)
Stock-based compensation	0.45	0.34	1.34	1.15
Executive officer severance	—	—	0.06	—
Loss on extinguishment of debt	—	0.05	—	0.05
Remeasurement of warrant liability	—	0.01	—	—
Net loss per share on a non-GAAP basis	$—	$(0.08)	$(0.19)	$(0.48)

Billings:
Total revenue	$79,675	$79,764	$238,805	$238,274
Add:
Deferred revenue (end of period)	158,522	153,919	158,522	153,919
Deferred revenue, noncurrent (end of period)	4,236	3,311	4,236	3,311
Less:
Deferred revenue (beginning of period)	(164,882)	(161,601)	(182,273)	(185,250)
Deferred revenue, noncurrent (beginning of period)	(2,732)	(1,997)	(3,609)	(2,736)
Decrease in deferred revenue (current and noncurrent)	(4,856)	(6,368)	(23,124)	(30,756)
Billings	$74,819	$73,396	$215,681	$207,518

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash used in operating activities	$(4,325)	$(13,701)	$(2,862)	$(17,971)
Proceeds from shares issued in connection with employee stock purchase plan	1,374	789	3,406	1,910
Purchases of property and equipment	(2,714)	(2,515)	(9,214)	(7,245)
Proceeds from short-term payable financing	—	6,190	—	8,972
Payments on short-term payable financing	—	(4,536)	—	(4,536)
Adjusted free cash flow	$(5,665)	$(13,773)	$(8,670)	$(18,870)